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                                 UNITED STATED
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported):  January 21, 2000

                            BIG V SUPERMARKETS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)


     1-6814                                         14-1459448
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(Commission File Number)                 (I.R.S. Employer Identification No.)


176 NORTH MAIN STREET
Florida, New York                                   10921
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(Address of Principal Executive Offices)          (Zip Code)


                                 (914) 651-4411
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.    OTHER

The Company's Form 8-K filed with the Securities and Exchange Commission on November 22, 1999 described the Company's acquisition of ShopRite of Pennington, Inc. for $36.0 million including $1.6 million of assumed debt. Based upon review of the final financial statements of ShopRite of Pennington, Inc. for the most recent fiscal year available, such acquisition is not considered
significant in accordance with Rule 3-05 of Regulation S-X.   Accordingly, the
financial reporting requirements of Rule 3-05, as defined in Rules 3-01 and 3-02 of Regulation S-X, are not being provided herein.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     BIG V SUPERMARKETS, INC.

Dated:    January 21, 2000        By:  /s/  James A. Toopes, Jr.
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                                     Name:  James A. Toopes, Jr.
                                     Title: Vice Chairman and
                                            Chief Financial and
                                            Administrative Officer